HIGHLAND GLOBAL ALLOCATION FUND (the “Fund”)

Supplement dated December 26, 2018 to the

Summary Prospectus, Prospectus and Statement of Additional Information of the Fund,

each dated February 1, 2018, as supplemented from time to time

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction therewith.

The following information supplements and supersedes any information to the contrary contained in the Summary Prospectus, Prospectus and/or Statement of Additional Information of the Fund, each dated and supplemented as noted above.

Due to the finalization of the Fund’s accounting analysis for the fair value measurement of a fair valued security, completion of the Fund’s September 30, 2018 fiscal year end financial statements will be further delayed. The Fund and its independent auditor are working diligently to finalize the Fund’s financial statements and the Fund will mail its annual report and file on Form N-CSR at the conclusion of this process.

The Fund intends to complete the approved conversion transaction promptly following completion, mailing, and filing of audited financial statements. The Conversion is expected to close in January 2019. The Fund expects to list its shares for trading on the New York Stock Exchange as soon as practicable following the consummation of the Conversion.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HFII-SUPP2-1218